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                                                              Exhibit 99.906Cert

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                    /s/ Peter M. Sherman
Date:  SEPTEMBER 8, 2005                          ------------------------------
                                                        Peter M. Sherman
                                                 Principal Executive Officer


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                       /s/ Jill Bukata
Date:  SEPTEMBER 8, 2005                         -------------------------------
                                                           Jill Bukata
                                                  Principal Financial Officer

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